Exhibit 32.2

Certification of

Principal Financial Officer

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Vivek Kumar Ratakonda, Principal Financial Officer of Longfin Corp. (the “Company”), in compliance with Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify that, to the best of my knowledge, the Company’s Annual Report on Form 10-K for the period ended December 31, 2017 (the “Report”) filed with the Securities and Exchange Commission:

●	Fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

●	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Vivek Kumar Ratakonda
Vivek Kumar Ratakonda
Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)
April 2, 2018